Pre-Cell Solutions, Inc. and Subsidiary
                  Pro Forma Consolidated Financial Information
                        Explanatory Headnote (Unaudited)
                                  Introduction

On April 4, 2000 (the "Closing Date"), Pre-Cell Solutions, Inc. ("Pre-Cell"), USI Merger Corp., a Georgia corporation and wholly-owned subsidiary of Pre-Cell ("USI Merger Subsidiary"), US Intellicom, Inc., a Georgia corporation ("USI") and Ronald I. Kindland and each of the other stockholders of USI ("USI Stockholders") executed a Merger And Reorganization Agreement ("USI Merger Agreement"), pursuant to which USI was merged ("USI Merger") with and into USI Merger Corp.

In connection with the USI Merger, Pre-Cell issued an aggregate of 11,440,000 shares of Pre-Cell common stock to the stockholders of USI determined on the basis of a negotiated value of the business and proprietary technology developed by USI and the market value of Pre-Cell's common stock. Pre-Cell will also establish an option pool in the aggregate of 2,133,333 shares of common stock whereby certain stockholders of USI that had guaranteed USI's line of credit shall, until December 31, 2000, have the right to acquire Pre-Cell common stock by repaying approximately $1,600,000 borrowed on USI's line of credit as of the Closing Date. Additionally, all outstanding options to purchase USI shares will be fully vested and will automatically be converted into options to purchase Pre-Cell shares on a basis of 8.8 Pre-cell shares for each USI share entitled to be purchased under the USI options, at the per share price equal to the quotient of (i) the price contained in the USI options, divided by (ii) 8.8.

On the Closing Date, Pre-Cell Solutions, Inc. ("Pre-Cell"), Pre-Paid Acquisition Corp., a Florida corporation and wholly-owned subsidiary of Pre-Cell ("Pre-Paid Merger Subsidiary"), Pre-Paid Solutions, Inc., a Florida corporation ("Pre-Paid") and Thomas E. Biddix and each of the other stockholders of Pre-Paid ("Pre-Paid Stockholders") executed a Merger And Reorganization Agreement ("Pre-Paid Merger Agreement"), pursuant to which Pre-Paid was merged ("Pre-Paid Merger") with and into Pre-Paid Acquisition Corp.

In connection with the Pre-Paid Merger, Pre-Cell issued an aggregate of 20,219,136 shares of Pre-cell common stock to the stockholders of Pre-Paid determined on the basis of a negotiated value of the business and certain contracts of Pre-Paid and the market value of Pre-Cell's common stock. Additionally, all outstanding options and warrants to purchase Pre-Paid shares will be fully vested and will automatically be converted into options and warrants to purchase Pre-Cell shares on a basis of 2.81915 Pre-Cell shares for each Pre-Paid share entitled to be purchased under the Pre-Paid options, at the per share price equal to the quotient of (i) the price contained in the Pre-Paid options and warrants, divided by (ii) 2.81915.

On the Closing Date, certain of Pre-Cell's shareholders retired under a Stock Redemption Agreement an aggregate of 27,590,623 shares of Common Stock. Thomas
E. Biddix, Chairman and Chief Executive Officer of the Company who redeemed an aggregate of 21,550,719 shares of Common Stock redeemed the majority of these shares.

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

The pro forma condensed consolidated balance sheets as of January 31, 2000 assume the transaction was consummated as of January 31, 2000, and the pro forma condensed consolidated statements of operations for the year ended April 30, 1999 and the nine months ended January 31, 2000 and 1999 assume the transaction was consummated as of May 1, 1998.

The pro forma condensed consolidated financial statements have been prepared on the basis of purchase accounting pursuant to APB 16 and may not be indicative of the actual results of the transactions. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro form data.

                      Pre-Cell Solutions, and Subsidiaries
            Unaudited Pro forma Condensed Consolidated Balance Sheets
                                January 31, 2000


                                  Pre-Cell         Pre-Paid             US            Pro Forma       Consolidated
                               Solutions, Inc.  Solutions, Inc.  Intellicom, Inc.    Adjustments        Pro Forma
                               ---------------  ---------------  ----------------    -----------        ---------
Assets:
Cash                             $     3,000       $ 3,517,630     $      63,761     $          -    $    3,584,391
Accounts receivable                   15,560           104,331           269,348                -           389,239
Inventory                                  -           215,295             2,778                -           218,073
Prepaid expenses                       7,000             2,269            18,167                -            27,436
Long-lives assets                      7,173           603,834            57,547                -           668,554
Other assets                               -           127,854             1,250                -           129,104
Intangible assets                  1,420,802                 -                 -       14,632,967        16,053,769
                                 -----------       -----------     -------------     ------------     -------------
                                 $ 1,453,535       $ 4,571,213     $     412,851     $ 14,632,967     $  21,070,566
                                 ===========       ===========     =============     ============     =============

Liabilities and
Stockholders' Deficiency:

Current portion of
  long-term debt                 $         -       $    30,665     $           -     $          -     $      30,665
Notes payable                              -           823,724         1,550,380                -         2,374,104
Accounts payable                      38,965           472,455           508,090                -         1,019,510
Accrued expenses                     541,847           294,879           103,135                -           939,861
Long-term liabilities                      -             4,135                 -                -             4,135
                                 -----------       -----------     -------------     ------------     -------------
     Total liabilities               580,812         1,625,858         2,161,605                -         4,368,275
                                 -----------       -----------     -------------     ------------     -------------

Stockholders' deficiency:
   Common stock                      338,527            71,721           154,609         (171,488)          393,369
   Additional paid-in capital      2,318,303         5,871,693                 -        9,903,033        18,093,029
   Stock subscription
     Receivable                       (3,000)                -            (4,500)           4,500            (3,000)
   Accumulated other
     comprehensive income                  -            61,088                 -          (61,088)                -
   Accumulated deficit            (1,781,107)       (3,059,147)       (1,898,863)       4,958,010        (1,781,107)
                                 -----------       -----------     -------------     ------------     -------------
     Total stockholders'
       deficiency                    872,723         2,945,355        (1,748,754)      14,632,967        16,702,291
                                 -----------       -----------     -------------     ------------     -------------

                                 $ 1,453,535       $ 4,571,213     $     412,851     $ 14,632,967      $ 21,070,566
                                 ===========       ===========     =============     ============      ============

          See accompanying headnote and notes to pro forma consolidated financial statements (unaudited)

                      Pre-Cell Solutions, and Subsidiaries
       Unaudited Pro forma Condensed Consolidated Statement of Operations
                            Year Ended April 30, 1999


                                  Pre-Cell         Pre-Paid             US            Pro Forma       Consolidated
                               Solutions, Inc.  Solutions, Inc.  Intellicom, Inc.    Adjustments        Pro Forma
                               ---------------  ---------------  ----------------    -----------        ---------
Revenues                       $     22,936      $  1,431,426        $  955,793       $        -      $  2,410,155

Cost of revenues                     17,340         1,254,452           158,165                -         1,429,957
Operating expenses                  151,962         1,363,951         1,217,452                          2,733,365
Amortization of goodwill                  -                 -                 -          731,648           731,648
                               ------------      ------------        ----------       ----------      ------------

                                   (146,366)       (1,186,977)         (419,824)        (731,648)      (2,4843,815)

Other income (expenses)                   -           (95,946)          (39,283)               -          (123,513)
                               ------------      ------------        ----------       ----------      ------------

Net loss                       $   (146,366)     $ (1,282,923)       $ (459,107)      $ (731,648)     $ (2,361,302)
                               ============      ============        ==========       ==========      ============

Loss per share                                                                                        $       (.05)
                                                                                                      ============
Weighted average number of common shares outstanding:
   Basic                                                                                                46,754,199
                                                                                                      ============
   Diluted                                                                                              48,641,467
                                                                                                      ============
          See accompanying headnote and notes to pro forma consolidated financial statements (unaudited)

                      Pre-Cell Solutions, and Subsidiaries
       Unaudited Pro forma Condensed Consolidated Statement of Operations
                       Nine Months Ended January 31, 2000


                                  Pre-Cell         Pre-Paid             US            Pro Forma       Consolidated
                               Solutions, Inc.  Solutions, Inc.  Intellicom, Inc.    Adjustments        Pro Forma
                               ---------------  ---------------  ----------------    -----------        ---------
Revenues                       $    133,251        $2,490,549       $ 1,234,127       $        -      $  3,857,927

Cost of revenues                    103,284         2,226,272           214,797                -         2,544,353
Operating expenses                  294,118         1,207,359         1,654,913                          3,156,390
Amortization of goodwill                  -                 -                 -          548,736           548,736
                               ------------        ----------       -----------       ----------      ------------

                                   (264,151)         (943,082)         (635,583)        (548,736)       (2,391,552)

Other income (expenses)                   -           (46,218)         (175,516)               -          (221,734)
                               ------------        ----------       -----------       ----------      ------------

Net loss                       $   (264,151)       $ (989,300)      $  (811,099)      $ (548,736)     $ (2,613,286)
                               ============        ==========       ===========       ==========      ============

Loss per share                                                                                        $       (.04)
                                                                                                      ============

Weighted average number of common shares outstanding:
   Basic                                                                                                65,511,866
                                                                                                      ============
   Diluted                                                                                              70,832,482
                                                                                                      ============

          See accompanying headnote and notes to pro forma consolidated financial statements (unaudited)

                      Pre-Cell Solutions, and Subsidiaries
       Unaudited Pro forma Condensed Consolidated Statement of Operations
                       Nine Months Ended January 31, 1999


                                  Pre-Cell         Pre-Paid             US            Pro Forma       Consolidated
                               Solutions, Inc.  Solutions, Inc.  Intellicom, Inc.    Adjustments        Pro Forma
                               ---------------  ---------------  ----------------    -----------        ---------
Revenues                      $         463        $1,477,830        $  580,197       $        -      $  2,058,490
                              -------------        ----------        ----------       ----------      ------------
Cost of revenues                      1,882         1,198,982            55,509                -         1,256,373
Operating expenses                   83,448         1,088,025           851,717                          2,023,190
Amortization of goodwill                  -                 -                 -          548,736           548,736
                              -------------        ----------        ----------       ----------      ------------

                                    (84,867)         (809,177)         (327,029)        (548,736)       (1,769,809)

Other income (expenses)                   -           (84,230)          (27,492)               -          (111,722)
                              -------------        ----------        ----------       ----------      ------------

Net loss                      $     (84,867)       $ (893,407)       $ (354,521)      $ (548,736)     $ (1,881,531)
                              =============        ==========        ==========       ==========      ============

Loss per share                                                                                        $       (.05)
                                                                                                      ============

Weighted average number of common shares outstanding:
   Basic                                                                                                40,501,644
                                                                                                      ============
   Diluted                                                                                              41,990,650
                                                                                                      ============

          See accompanying headnote and notes to pro forma consolidated financial statements (unaudited)

                       Pre-Cell Solutions, and Subsidiary
    Notes to Unaudited Pro forma Condensed Consolidated Financial Statements


1. Pro Forma Adjustments

The pro forma condensed consolidated balance sheet as of January 31, 2000 assumes the transaction was consummated as of January 31, 2000, and the pro forma condensed consolidated statements of operations for the year ended April 30, 1999 and the nine months ended January 31, 2000 and 1999 assume the transaction was consummated as of May 1, 1998.

2. Acquisitions

On April 4, 2000, Pre-Cell Solutions, Inc. ("Pre-Cell"), acquired by means of a merger US Intellicom, Inc., a Georgia corporation ("USI") and Pre-Paid Solutions, Inc., a Florida corporation.

In connection with the USI Merger, Pre-Cell issued an aggregate of 11,440,000 shares of Pre-Cell common stock to the stockholders of USI determined on the basis of a negotiated value of the business and proprietary technology developed by USI and the market value of Pre-Cell's common stock.

In connection with the Pre-Paid Merger, Pre-Cell will issue an aggregate of 20,219,136 shares of Pre-Cell common stock to the stockholders of Pre-Paid determined on the basis of a negotiated value of the business and certain contracts of Pre-Paid and the market value of Pre-Cell's common stock.

For financial reporting purposes these business combinations have been reflected in the accompanying pro forma consolidated financial statements as a purchase. The purchase price for these acquisitions is computed by valuing the outstanding shares of common stock of Pre-Cell (31,659,136 shares) at $.50 or $15,829,568.

The purchase price for USI and Pre-Paid is anticipated to be allocated as follows:

                                                             US                 Pre-Paid                Total
                                                      Intellicom, Inc.       Solutions, Inc.          Combined
                                                      ---------------        ---------------          --------
Carrying value of assets acquired                         $   412,851         $  4,571,213          $  4,984,064
Excess of cost over net assets acquired                     7,468,754            7,164,213            14,632,967
                                                          -----------         ------------          ------------
                                                            7,881,605           11,735,426            19,617,031

Fair value of liabilities assumed                           2,161,605            1,625,858             3,787,463
                                                          -----------         ------------          ------------
Total purchase price                                      $ 5,720,000         $ 10,109,568          $ 15,829,568
                                                          ===========         ============          ============

3. Amortization of goodwill

To reflect the anticipated amortization of goodwill that would have been recorded by the consolidated entity using a 20 year amortization period.

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